Auriga Laboratories To Announce Third Quarter Financial Results on Thursday, November 8th

Company To Hold Conference Call at 4:30 p.m. Eastern Time That Day

LOS ANGELES--(BUSINESS WIRE)--Auriga Laboratories, Inc. (OTCBB:ARGA), a specialty pharmaceutical company with products for the treatment of acute respiratory diseases, dermatological conditions and xerostomia, announced today that it will release third quarter financial results, for the period ended September 30, 2007 on Thursday, November 8th after the market closes. The Company will hold a conference call to discuss the results later that day.
The conference call will take place at 4:30 p.m. EST. Interested participants should call (800) 289-0494 within the United States or (913) 312-0377 internationally. Please use passcode 6664159.

The playback of the conference will be available on the investor page of the Company's web site at www.aurigalabs.com for 30 days.

About Auriga Laboratories(TM)

Auriga Laboratories is a specialty pharmaceutical company building an industry changing commission based-sales model. The company's high-growth business model combines driving revenues through a variable cost commission-based sales structure, acquisition of proven brand names, introduction of new brands, and a strategic development pipeline, all of which is designed to enhance its growing direct relationships with physicians nationwide. Auriga's exclusive prescription and over-the-counter product portfolio includes Aquoral(TM) for the treatment of Xerostomia, Akurza(TM) and Xyralid(TM) dermatology products, and the Zinx(TM), Extendryl®, and Levall® families of products for relief of symptoms associated with a range of acute respiratory diseases. For more information, visit: www.aurigalabs.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to the company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. The company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the company's ability to increase its sales force and the success of such sales force in selling its products in light of competitive and other factors, the regulatory status and/or regulatory compliance of its products, the development of additional products, its ability to sustain market acceptance for its products, its dependence on collaborators, the company's exposure to product liability claims, and the company's prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Contact:
Auriga Laboratories, Inc.
Jae C. Yu, 310-461-3612
jyu@aurigalabs.com